Exhibit 99.2

ACCESSION AGREEMENT TO AMENDED AND RESTATED POOLING AGREEMENT NO. 12

THIS ACCESSION AGREEMENT TO AMENDED AND RESTATED POOLING AGREEMENT NO. 12, dated as of June 29, 2018 (this “Accession Agreement”), is entered into by SNH PARK PLACE TENANT I LLC, a Maryland limited liability company (“Fountain City Tenant”), and SNH PARK PLACE TENANT II LLC, a Maryland limited liability company (“West Knoxville Tenant”).

RECITALS:

WHEREAS, Fountain City Tenant has entered into a Management Agreement with FVE Managers, Inc., a Maryland corporation (“Manager”), dated as of the date hereof (as it may be amended from time to time, the “Fountain City Management Agreement”), with respect to that certain senior living community known as Park Place of Fountain City and having an address at 3030 Holbrook Drive and 5405 Colonial Circle, Knoxville, Tennessee 37918 (the “Fountain City Facility”); and

WHEREAS, West Knoxville Tenant has entered into a Management Agreement with Manager, dated as of the date hereof (as it may be amended from time to time, the “West Knoxville Management Agreement”), with respect to that certain senior living community known as Park Place of West Knoxville and having an address at 10914 Kingston Pike, Knoxville, Tennessee 37934 (“West Knoxville Facility”); and

WHEREAS, Manager and SNH Northwoods Tenant LLC, SNH Grove Park Tenant LLC, SNH Granite Gate Tenant LLC, SNH Granite Gate Lands Tenant LLC and SNH CALI Tenant LLC (each an affiliate of Fountain City Tenant and West Knoxville Tenant) are parties to that certain Amended and Restated Pooling Agreement No. 12, dated as of June 28, 2018 (the “Pooling Agreement”).  Capitalized terms used in this Accession Agreement without definition shall have the meanings given to such terms in the Pooling Agreement; and

WHEREAS, Fountain City Tenant and West Knoxville Tenant each desire to become parties to the Pooling Agreement with respect to the Fountain City Facility and the West Knoxville Facility, respectively, on the terms set forth herein;

NOW, THEREFORE, the parties agree as follows:

1.             Fountain City Facility.  Fountain City Tenant hereby accedes and becomes a party to the Pooling Agreement with respect to the Fountain City Facility, and agrees to be bound by the provisions of the Pooling Agreement with respect to the Fountain City Facility, and acknowledges that the provisions of the Fountain City Management Agreement will be superseded as provided in the Pooling Agreement, on and after the date first above written.

2.             West Knoxville Facility.  West Knoxville Tenant hereby accedes and becomes a party to the Pooling Agreement with respect to the West Knoxville Facility, and agrees to be bound by the provisions of the Pooling Agreement with respect to the West Knoxville Facility, and acknowledges that the provisions of the West Knoxville Management Agreement will be superseded as provided in the Pooling Agreement, on and after the date first above written.

IN WITNESS WHEREOF, this Accession Agreement has been duly executed and delivered by Fountain City Tenant and West Knoxville Tenant with the intention of creating an instrument under seal.

FOUNTAIN CITY TENANT:

SNH PARK PLACE TENANT I LLC,
a Maryland limited liability company

		By:	/s/ Jennifer F. Francis
Jennifer F. Francis
President

WEST KNOXVILLE TENANT:

SNH PARK PLACE TENANT II LLC,
a Maryland limited liability company

		By:	/s/ Jennifer F. Francis
Jennifer F. Francis
President

ACCEPTED:

FVE MANAGERS, INC.,
a Maryland corporation

By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer

[Signature Page Follows]

[Signature Page to Accession Agreement to Amended and Restated Pooling Agreement No. 12]

ACCEPTED:

SNH NORTHWOODS TENANT LLC,
a Maryland limited liability company

By:	/s/ Jennifer F. Francis
Jennifer F. Francis
President

SNH GROVE PARK TENANT LLC,
a Maryland limited liability company

By:	/s/ Jennifer F. Francis
Jennifer F. Francis
President

SNH GRANITE GATE TENANT LLC,
a Maryland limited liability company

By:	/s/ Jennifer F. Francis
Jennifer F. Francis
President

SNH GRANITE GATE LANDS TENANT LLC,
a Maryland limited liability company

By:	/s/ Jennifer F. Francis
Jennifer F. Francis
President

SNH CALI TENANT LLC,
a Delaware limited liability company

By:	/s/ Jennifer F. Francis
Jennifer F. Francis
President

[Signature Page to Accession Agreement to Amended and Restated Pooling Agreement No. 12]